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    [LOGO]                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)                          [PRODUCT NAME]
                               Retirement Products and Services [1-8##-###-####]
                               P.O. Box [###]   Boston, MA [#####] OR
                               One Copley Place Boston, MA 02116

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  A       PARTICIPANT/      Name *
                                   ------------------------------------------------------------------------------------------------
                 OWNER      Address
                                   ------------------------------------------------------------------------------------------------
                            City                                         State                      Zip
                                 ----------------------------------------       --------------------      ----------------
                            Date of Birth      /      /       Social Security Number          -          -        Gender / /M / / F
                                          -----------------                         -----------------------------
                      * IF A TRUST IS DESIGNATED AS PARTICIPANT/OWNER, A VERIFICATION OF TRUST FORM OR TRUST DOCUMENTS MUST
                      ACCOMPANY THIS APPLICATION.
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  B          ANNUITANT      / / Same as above, or Name:
                                                        ---------------------------------------------------------------------------
                            Date of Birth  /      /         Social Security Number          -          -          Gender / /M / / F
                                        -------------------                        ------------------------------
          CO-ANNUITANT      Name
                                 --------------------------------------------------------------------------------------------------
            (OPTIONAL)      Date of Birth      /      /        Social Security Number          -          -       Gender / /M / /F
                                          -----------------                          ----------------------------
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  C        BENEFICIARY                                     Name                     Relationship to         Social Security Number
           INFORMATION                                                              Participant/Owner
                         /X/ Primary                                                                              -        -
                                                    ---------------------   ----------------------------  -------------------------
                         / / Primary  / / Contingent                                                              -        -
                                                    ---------------------   ----------------------------  -------------------------
                         / / Primary  / / Contingent                                                              -        -
                                                    ---------------------   ----------------------------  -------------------------
                         / / Please check here if you are attaching additional Beneficiary information

                         BENEFICIARY  DESIGNATIONS MUST BE CONSISTENT WITH YOUR APPLICABLE RETIREMENT PLAN. FOR NON-QUALIFIED
                         CONTRACTS, THE CONTRACT/CERTIFICATE MAY BE CONTINUED AFTER THE DEATH OF THE PARTICIPANT/OWNER IF THE
                         PARTICIPANT/OWNER'S  SPOUSE IS THE BENEFICIARY;  OTHERWISE,  THE DEATH BENEFIT MUST BE DISTRIBUTED.  UNLESS
                         SPECIFIED OTHERWISE, THE DEATH BENEFIT WILL BE DIVIDED EQUALLY AMONG ALL PRIMARY BENEFICIARIES WHO SURVIVE
                         THE PARTICIPANT/OWNER.  IF NO PRIMARY BENEFICIARY SURVIVES THE PARTICIPANT/OWNER, THE DEATH BENEFIT WILL
                         BE DIVIDED EQUALLY AMONG ANY CONTINGENT BENEFICIARIES WHO SURVIVE THE PARTICIPANT/OWNER.

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  D     OPTIONAL DEATH
        BENEFIT RIDERS      (subject to state availability and age restrictions)

                            Optional death benefit riders may ONLY be chosen at time of application.  Optional riders are offered as an enhancement to the basic Death Benefit described in the prospectus.  If an optional rider is not elected, the basic Death Benefit will be paid to the beneficiary upon the death of an Participant/Owner.
                            Optional Death Benefit riders cannot be chosen if an Participant/Owner is age 80 or over at the time of application.  Once elected this option may not be changed.
                                        / /    Maximum Anniversary Value Rider
                                        / /    Earnings Enhancement Rider
                                        / /    5%  Premium Roll-up Rider
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  E               PLAN      / / Non-Qualified             / / CRT (CRT WAIVER MUST ACCOMPANY THIS APPLICATION)
             SELECTION      / / IRA Transfer              / / IRA Rollover
                            / / Roth IRA
                                Rollover/Transfer

                            / / 403(b) Rollover/Transfer  / / 403(b) Partial Transfer (BY CHECKING THIS BOX, PARTICIPANT/OWNER
                                                                     CERTIFIES THAT THE FUNDS TRANSFERRED CONTINUE TO BE SUBJECT
                                                                     TO THE SAME OR MORE STRINGENT DISTRIBUTION RESTRICTIONS AS
                                                                     PRIOR TO THE TRANSFER.)

                            / / Qualified Plan - TYPE                              TRUSTEE
                                                     ---------------------------           ----------------------------------------

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  F           PURCHASE      Please indicate how you would like your Purchase Payment allocated and use whole percentages.  Your
               PAYMENT      allocations should total 100%. This allocation will be used for future investments, unless otherwise
            ALLOCATION      specified

                            INITIAL PURCHASE PAYMENT  $                    Minimum initial purchase payment $20,000.
                            Make check payable to SUN LIFE OF CANADA (U.S.). (Please estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.)

                            SUB-ACCOUNTS

        [   P               _______%                                                          _______%
            R               _______%                                                          _______%
            O               _______%                                                          _______%
            D               _______%                                                          _______%
            U               _______%                                                          _______%
            C               _______%                                                          _______%
            T               _______%                                                          APPLY 60-DAY RATE HOLD
                                                                                              ----------------------
                            _______%                                                          / /   Yes    / /  No
            N               _______%                                                          ESTIMATED DOLLAR AMOUNT
            A               _______%                                                          $
            M               _______%                                                               --------------------------
            E   ]           _______%                                                          NOTE: A RATE HOLD IS IRREVOCABLE AND
                                                                                              IS ONLY AVAILABLE FOR 1035 EXCHANGES
                                                                                              AND DIRECT TRUSTEE-TO-TRUSTEE
                                                                                              TRANSFERS.

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                          PLEASE COMPLETE REVERSE SIDE
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    [LOGO]                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)                          [PRODUCT NAME]
                               Retirement Products and Services [1-8##-###-####]
                               P.O. Box [###]   Boston, MA [#####] OR
                               One Copley Place Boston, MA 02116

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  G            SPECIAL  (Transfer Company Information; Additional Beneficiaries; Annuity Commencement Date; Annuity Option
          INSTRUCTIONS   election, etc.)

                         ----------------------------------------------------------------------------------------------------------

                         ----------------------------------------------------------------------------------------------------------

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  H        REPLACEMENT  Will this Contract/Certificate replace or change any existing life insurance or annuity in this or any other company? / / Yes / / No
                        If YES, please explain in Section F, SPECIAL INSTRUCTIONS and request replacement information from your
                        Registered Representative.

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  I         ACCEPTANCE  I hereby represent that my answers to the questions on this Application are correct and true to the best of my knowledge and belief. ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT/CERTIFICATE WHEN BASED ON THE
                        INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT.
                        PAYMENTS AND VALUES BASED ON THE FIXED ACCOUNT ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA, THE
                        OPERATION OF WHICH MAY RESULT IN UPWARD AND DOWNWARD ADJUSTMENTS IN AMOUNTS PAYABLE. I have read the applicable fraud warning for my state listed below. I acknowledge receipt of current product and fund prospectuses.

                        ------------------------------------------------------   --------------------------------------------------
                         Signature of Participant/Owner                            Date

                        --------------------------------------------------------------------    -----------------------------------
                         SIGNED AT                               City                                State

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  J         REGISTERED   Will this Contract/Certificate replace or change any existing life insurance or annuity in this or any
        REPRESENTATIVE   other company?  / / Yes    / / No
                         If YES, please explain in Section F, SPECIAL INSTRUCTIONS and complete replacement forms where applicable.
                         Signature of Registered                              Print name of Registered Representative
                         Representative
                                       -----------------------                                                        -------------
                         Broker/Dealer                                        Home Office Address
                                       -----------------------                                      -------------------------------
                         Phone #                                              City                  State          Zip
                                       -----------------------                    -----------------      ---------     ------------
                         / / Option A    / / Option B    / / Option C         Broker/Dealer Account Number
                                                                                                           ------------------------
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  K              FRAUD
              WARNINGS

                           For applicants in: ARKANSAS, KENTUCKY, MAINE, NEW MEXICO, OHIO AND PENNSYLVANIA:
                             ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN
                             APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR
                             CONCEALS, FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A
                             FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

                           For applicants in NEW JERSEY:
                             ANY PERSON WHO INCLUDES ANY FALSE OR MISLEADING INFORMATION ON AN APPLICATION FOR AN INSURANCE
                             POLICY IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

                           For applicants in the DISTRICT OF COLUMBIA
                             "WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR PURPOSES OF
                             DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IT ADDITION,
                             AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED
                             BY THE APPLICANT."

                           For applicants in COLORADO:
                             IT IN UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO AN
                             INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY
                             INCLUDE IMPRISONMENT, FINES, DENIAL OF INSURANCE, AND CIVIL DAMAGES. ANY INSURANCE COMPANY OR AGENT OF
                             AN INSURANCE COMPANY WHO KNOWINGLY PROVIDES FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO A
                             POLICY HOLDER OR CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL
                             BE REPORTED TO THE COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AGENCIES.

                           For applicants in FLORIDA:
                             ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT
                             OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A
                             FELONY OF THE THIRD DEGREE.

                             AGENT'S FLORIDA LICENSE ID NUMBER:
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